Exhibit 99.2

Second Quarter 2013 Results

July 18, 2013

Investor Presentation

2013 vs. 2012 P&L Summary

Second Quarter Year to Date

2013 2012% 2013 2012%

Revenue $ 3,637.0 $ 3,561.0 2.1% $ 7,035.9 $ 6,868.2 2.4% EBITA (a) 548.3 530.4 3.4% 945.4 916.8 3.1%

% Margin 15.1% 14.9% 13.4% 13.3%

Amortization of Intangibles 25.3 24.0 50.6 47.9

Operating Income $ 523.0 $ 506.4 3.3% $ 894.8 $ 868.9 3.0%

% Margin 14.4% 14.2% 12.7% 12.7%

(a) EBITA is a non-GAAP financial measure. See page 25 for the definition of this measure and page 19 for the reconciliation of non-GAAP measures.

July 18, 2013 1

2013 vs. 2012 P&L Summary

Second Quarter Year to Date

2013 2012% 2013 2012%

Operating Income $ 523.0 $ 506.4 3.3% $ 894.8 $ 868.9 3.0%

% Margin 14.4% 14.2% 12.7% 12.7%

Net Interest Expense 40.7 34.9 81.7 64.0

Income Taxes 163.6 161.9 272.7 271.2

% Tax Rate 33.9% 34.3% 33.5% 33.7%

Income from Equity Method

2.9 4.6 6.1 6.5

Investments

Noncontrolling Interests 32.1 31.5 51.8 52.9

Net Income - Omnicom Group $ 289.5 $ 282.7 2.4% $ 494.7 $ 487.3 1.5%

July 18, 2013 2

2013 vs. 2012 Net Income and Earnings Per Share

     Second Quarter Year to Date 2013 2012 2013 2012

Net Income - Omnicom Group $ 289.5 $ 282.7 $ 494.7 $ 487.3

Net Income - Participating Securities (7.8) (6.4) (13.4) (10.9) Net Income Available for Common Shares $ 281.7 $ 276.3 $ 481.3 $ 476.4

Diluted Shares (millions) 259.2 271.8 260.7 273.9

EPS - Diluted $ 1.09 $ 1.02 $ 1.85 $ 1.74

Dividend Declared per Share $ 0.40 $ 0.30 $ 0.80 $ 0.60

July 18, 2013 3

2013 Total Revenue Change

Second Quarter Year to Date $% $ %

Prior Period Revenue $ 3,561.0 $ 6,868.2

Foreign Exchange (FX) Impact (a) (18.7) -0.6% (38.2) -0.6%

Acquisition/Disposition Revenue (b) (4.3) -0.1% 11.1 0.2%

Organic Revenue (c) 99.0 2.8% 194.8 2.8%

Current Period Revenue $ 3,637.0 2.1% $ 7,035.9 2.4%

(a) To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue. The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b) Acquisition/Disposition revenue is the aggregate of the applicable prior period revenue of the acquired businesses. Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c) Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

July 18, 2013 4

2013 Revenue by Discipline

Second Quarter Year to Date

Specialty Specialty 7.9% 7.7% PR PR

9.2% 9.3%

Advertising Advertising 48.4% 48.5%

CRM CRM 34.5% 34.5%

     % Organic % Organic $ Mix % Growth Growth (a) $ Mix % Growth Growth (a)

Advertising $ 1,759.6 3.2% 4.3% Advertising $ 3,411.4 4.4% 5.1% CRM 1,255.4 -1.5% -0.5% CRM 2,428.2 -1.4% -0.6% PR 336.1 4.3% 3.8% PR 654.5 4.0% 2.9% Specialty 285.9 9.8% 7.8% Specialty 541.8 6.4% 4.5%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the FX Impact and Acquisition/Disposition Revenue, as defined on page 4.

July 18, 2013 5

2013 Revenue by Geography

Second Quarter Year to Date

UK UK

     9.0% 9.0% Rest of Rest of World World 23.0% 22.9%

     Euro Euro Markets Markets 15.7% 15.6%

U.S. U.S. 52.3% 52.5%

July 18, 2013 6

2013 Revenue by Geography

Second Quarter Year to Date

     $ Mix $ Growth % Growth $ Mix $ Growth % Growth United States $ 1,904.0 $ 44.4 2.4% United States $ 3,695.6 $ 116.6 3.3%

Organic 51.1 2.7% Organic 121.2 3.4%

Acquisition (6.7) -0.3% Acquisition (4.6) -0.1%

International $ 1,733.0 $ 31.6 1.9% International $ 3,340.3 $ 51.1 1.6%

Organic 47.9 2.8% Organic 73.6 2.2%

Acquisition 2.4 0.2% Acquisition 15.7 0.5%

FX (18.7) -1.1% FX (38.2) -1.1%

     %Organic %Organic $ Mix %Growth Growth (a) $ Mix %Growth Growth (a)

United States $ 1,904.0 2.4% 2.7% United States $ 3,695.6 3.3% 3.4%

Euro Currency Markets 568.8 -1.4% -3.0% Euro Currency Markets 1,097.9 -2.3% -3.4% United Kingdom 326.7 5.1% 7.4% United Kingdom 629.9 5.4% 5.0%

Rest of World 837.5 2.9% 5.2% Rest of World 1,612.5 2.9% 5.2%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the FX Impact and Acquisition/Disposition Revenue, as defined on page 4.

July 18, 2013 7

Revenue by Industry

Second Quarter – 2013 Second Quarter – 2012

Growth

T&E Auto T&E Auto Auto -11.3%

     7% 8% 6% 9% Telcom Telcom 6%

     Food & Beverage 2.5% 6% Consumer Consumer Products Products Consumer Products 7.2% Tech Tech 11% 10%

9% 9%

     Financial Services -2.4% Financial Services Financial Pharma & Retail Retail

8% Services 4.5%

7% 7% Healthcare 9%

T&E 16.5%

Pharma &

     Food & Food & Pharma & Health

     Beverage Beverage Retail 2.3% Health 10% 14% 14% 10% Technology 2.8%

Other Other Telecom 5.6% 20% 20% Other Industries 0.6%

July 18, 2013 8

Cash Flow Performance

Six Months Ended June 30 2013 2012

Net Income $ 546.5 $ 540.2

Depreciation and Amortization Expense 141.9 138.7

Share-Based Compensation Expense 44.7 44.4

Other Non-Cash Items to Reconcile to Net Cash Provided by Operating

(30.9) (59.2)

Activities, net

Free Cash Flow (a) $ 702.2 $ 664.1

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 18.

(a) The Free Cash Flow amounts presented above are non-GAAP financial measures. See page 25 for the definition of these measures and page 20 for the reconciliation of the non-GAAP measures.

July 18, 2013 9

Cash Flow Performance

Six Months Ended June 30 2013 2012

Free Cash Flow (a) $ 702.2 $ 664.1 Primary Uses of Cash:

Dividends (b) 106.7 153.5

Dividends paid to Noncontrolling Interest Shareholders 59.9 56.8

Capital Expenditures 69.0 112.8 Acquisitions and Payments for Additional Interest in Controlled Subsidiaries including Contingent Purchase Price Payments, net of 45.5 104.3 Proceeds from Sale of Investments Stock Repurchases, net 492.3 570.8

Primary Uses of Cash (a) 773.4 998.2 Net Free Cash Flow (a) $ (71.2) $ (334.1)

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 18.

(a) The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are non-GAAP financial measures. See page 25 for the definition of these measures and page 20 for the reconciliation of non-GAAP measures.

(b) In December 2012, the Company paid its fourth quarter dividend, which historically was paid during January. As a result, there was only one dividend payment in the first six months of 2013. The Company expects that there will be three dividend payments in 2013.

July 18, 2013 10

Current Credit Picture

Twelve Months Ended June 30 2013 2012

EBITDA (a) $ 2,116.0 $ 2,008.3

Gross Interest Expense 195.4 161.8 EBITDA / Gross Interest Expense 10.8 x 12.4 x Total Debt / EBITDA 1.9 x 2.0 x Net Debt (b) / EBITDA 1.2 x 1.1 x

Debt

Bank Loans (Due Less Than 1 Year) $13 $ 12 CP & Borrowings Issued Under Revolver - -Convertible Notes (c) 253 660 Senior Notes (c) 3,750 3,250 Other Debt 35 17

Total Debt $ 4,051 $ 3,939

Cash and Short Term Investments 1,415 1,680

Net Debt (b) $2,636 $ 2,259

(a) EBITDA is a non-GAAP financial measure. See page 25 for the definition of this measure and page 19 for the reconciliation of non-GAAP measures. (b) Net Debt is a non-GAAP financial measure. See page 25 for the definition of this measure.

(c) See pages 15 and 16 for additional information on our Convertible Notes and Senior Notes.

July 18, 2013 11

Historical Returns

Return on Invested Capital (ROIC) (a) :

Twelve Months Ended June 30, 2013 17.5%

Twelve Months Ended June 30, 2012 16.0%

Return on Equity (b):

Twelve Months Ended June 30, 2013 31.8%

Twelve Months Ended June 30, 2012 28.2%

(a) Return on Invested Capital is After Tax Operating Income (a non-GAAP measure – see page 25 for the definition of this measure and page 20 for the reconciliation of non-GAAP measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long-term liabilities and short-term interest bearing debt plus shareholders’ equity less cash, cash equivalents and short term investments) .

(b) Return on Equity is Net Income for the given period divided by the average of shareholders' equity at the beginning and end of the period.

July 18, 2013 12

Net Cash Returned to Shareholders through Dividends and Share Repurchases

Omnicom’s Revenues and Net Income has doubled since 2002(a). From 2002 through Q2 2013, Omnicom distributed over 100% of Net Income to shareholders through Dividends and Share Repurchases .

12.0

10.0 $9.68 $9.59

8.0

Billions $7.31 6.0

In $

4.0

     $2.37 2.0

-

     2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD Cumulative Dividends Paid

Cumulative Cost of Net Shares Repurchased, defined as payments for repurchases of common stock less proceeds from stock plans Cash Returned to Shareholders, defined as the sum of Cumulative Dividends paid and Cumulative Cost of Net Shares Repurchased Cumulative Net Income - Omnicom Group Inc.

(a) Omnicom Revenue increased from $6.9 billion to $14.2 billion and Net Income increased from $455 million to $998 million in 2002 and 2012, respectively .

July 18, 2013 13

Supplemental Financial Information

July 18, 2013 14

Omnicom Debt Structure

Bank Loans $13

     2032 Convert $253

2016 Senior Notes $1,000

2022 Senior Notes $1,250

2019 Senior Notes $500

2020 Senior Notes $1,000

The above chart sets forth Omnicom’s debt outstanding at June 30, 2013. The amounts reflected above for the 2016, 2019, 2020 and 2022 Senior Notes represent the principal amount of these notes at maturity on April 15, 2016, July 15, 2019, August 15, 2020 and May 1, 2022, respectively.

July 18, 2013 15

Omnicom Debt Maturity Profile

     2022 Senior Notes $1,250

     2016 2020 Senior Notes Senior Notes $1,000

$750

     2019 Senior Notes $500

     2032 Convert $250

     Other Borrowings $0

Our 2032 Convertible Notes are putable on July 31, 2013 and annually in July thereafter until maturity.

Other borrowings at June 30, 2013 include short-term borrowings of $13 million which are due in less than one year. For purposes of this presentation we have included these borrowings as outstanding through October 2016, the date of expiration of our five-year credit facility.

July 18, 2013 16

2013 Acquisition Related Expenditures

Year to Date

Acquisitions of Businesses and Affiliates (a) $ 7.8 Additional Interest in Controlled Subsidiaries (b) 5.4 Earn -outs on acquisitions completed prior to January 1, 2009 (c) 14.4 Earn -outs on acquisitions completed after January 1, 2009 (c) 31.8

Total Acquisition Expenditures (d) $ 59.4

(a) Includes acquisitions of a majority interest in agencies resulting in their consolidation, including additional interest in existing affiliate agencies resulting in majority ownership. (b) Includes the acquisition of additional equity interests in already consolidated subsidiary agencies which are recorded to Equity – Noncontrolling Interest.

(c) Includes additional consideration paid for acquisitions completed in prior periods. (d) Total Acquisition Expenditures figure is net of cash acquired.

July 18, 2013 17

Condensed Cash Flow

     Six Months Ended June 30 2013 2012 Net Income $ 546.5 $ 540.2

Share-Based Compensation Expense 44.7 44.4 Depreciation and Amortization 141.9 138.7 Other Non-Cash Items to Reconcile to Net Cash Provided by Operating Activities, net (30.9) (59.2) Changes in Operating Capital (635.7) (506.8)

Net Cash Provided By Operating Activities 66.5 157.3

Capital Expenditures (69.0) (112.8) Acquisitions, net of Proceeds from Sale of Investments (8.3) (96.3)

Net Cash Used in Investing Activities (77.3) (209.1)

Dividends (106.7) (153.5)

Dividends paid to Noncontrolling Interest Shareholders (59.9) (56.8) Repayment of Convertible Debt (406.7) -Proceeds from Short-term & Long-term Debt, net 6.9 749.7 Stock Repurchases, net of Proceeds from Stock Plans and Excess Tax Benefit from Stock Plans (492.3) (570.8) Payments for Additional Interest in Controlled Subsidiaries (5.4) (2.6) Contingent Purchase Price Payments (31.8) (5.4) Other Financing Activities, net (18.0) (15.9)

Net Cash Used in Financing Activities (1,113.9) (55.3) Effect of exchange rate changes on cash and cash equivalents (153.7) (8.8) Net Decrease in Cash and Cash Equivalents $ (1,278.4) $ (115.9)

July 18, 2013 18

Reconciliation of Non -GAAP Measures

Three Months Ended June 30 Twelve Months Ended June 30

2013 2012 2013 2012

Revenue $ 3,637.0 $ 3,561.0 $ 14,387.1 $ 14,102.0

Operating Expenses, excluding Depreciation and Amortization 3,043.2 2,985.3 12,271.1 12,093.7

EBITDA 593.8 575.7 2,116.0 2,008.3 Depreciation 45.5 45.3 182.2 183.2 EBITA 548.3 530.4 1,933.8 1,825.1

Amortization of Intangibles 25.3 24.0 103.7 95.4

Operating Income 523.0 506.4 1,830.1 1,729.7

Net Interest Expense 40.7 34.9 162.3 126.2

Income Before Tax 482.3 471.5 1,667.8 1,603.5 Taxes 163.6 161.9 528.7 545.1

Income from Equity Method Investments 2.9 4.6 (15.4) 17.9

Net Income 321.6 314.2 1,123.7 1,076.3

Less: Net Income Attributed to Noncontrolling Interests 32.1 31.5 118.1 113.4

Net Income - Omnicom Group $ 289.5 $ 282.7 $ 1,005.6 $ 962.9

The above reconciles EBITDA & EBITA to the GAAP financial measures for the periods presented.

EBITDA and EBITA are non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization. Our credit facility uses EBITDA to measure our compliance with covenants, such as interest coverage and leverage ratios, as presented on page 11 of this presentation.

July 18, 2013 19

Reconciliation of Non -GAAP Measures

     Six Months Ended June 30 2013 2012 Net Free Cash Flow $ (71.2) $ (334.1) Cash Flow items excluded from Net Free Cash Flow:

Changes in Operating Capital (635.7) (506.8) Repayment of Convertible Debt (406.7) -Proceeds from Short-term & Long-term Debt, net 6.9 749.7 Other Financing Activities, net (18.0) (15.9) Effect of exchange rate changes on cash and cash equivalents (153.7) (8.8)

Net Decrease in Cash and Cash Equivalents $ (1,278.4) $ (115.9)

     Twelve Months Ended June 30 2013 2012 Operating Income $ 1,830.1 $ 1,729.7

Effective Tax Rate for the applicable period 31.7% 34.0% Income Taxes on Operating Income 580.1 588.1

After Tax Operating Income $ 1,250.0 $ 1,141.6

July 18, 2013 20

SUPPLEMENTAL INFORMATION

Supplemental Information

Second Quarter Year to Date

2013 2012 2013 2012

Salary and service costs $ 2,598.8 $ 2,541.3 $ 5,132.3 $ 4,975.8

Office and general expenses 515.2 513.3 1,008.8 1,023.5

Operating Expenses $ 3,114.0 $ 3,054.6 $ 6,141.1 $ 5,999.3

Interest Expense $ 49.2 $ 44.0 $ 98.2 $ 82.5

Interest Income 8.5 9.1 16.5 18.5

Net Interest Expense $ 40.7 $ 34.9 $ 81.7 $ 64.0

July 18, 2013 21

Second Quarter Acquisition

Brandzeichen is a brand consultancy and communications agency. The agency’s core services include strategic brand consultancy, internal and external communications, as well as the development and execution of integrated social media campaigns.

Brandzeichen is located in Dusseldorf and Hamburg,

Germany and will operate as part of the Ketchum Public Relations division within the Diversified Agency Services network.

July 18, 2013 22

Second Quarter Acquisition

JustOne is a direct marketing agency with extensive expertise in CRM, loyalty, one-to-one, retail and direct response marketing.

JustOne is located in Auckland, New Zealand and will operate as part of the Clemenger Group within the BBDO Worldwide network.

JustOne specializes in retail business and will work with and complement Clemenger’s existing retail agency in New Zealand, .99 Enterprises.

July 18, 2013 23

Second Quarter Acquisition

Kingsday provides an integrated service offering to its clients, including advertising, PR, and digital services. The agency was founded in 2011 by an international award-winning team of four partners, experts in creating conversation value for leading brands.

Kingsday is located in Amsterdam, the Netherlands, and will operate as part of the TBWA\Worldwide Network.

July 18, 2013 24

Disclosure

The preceding materials have been prepared for use in the July 18, 2013 conference call on Omnicom’s results of operations for the period ended June 30, 2013. The call will be archived on the Internet at http://www. omnicomgroup. com/financialwebcasts.

Forward -Looking Statements

Certain of the statements in this presentation constitute forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, we or our representatives have made or may make forward -looking statements, orally or in writing. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward -looking statements. These risks and uncertainties, including those that are described in our 2012 Annual Report of Form 10-K under Item 1A - Risk Factors and Item 7 -Management’s Discussion and Analysis of Financial Condition and Results of Operations, include, but are not limited to, our future financial position and results of operations, global economic conditions, losses on media purchases and production costs incurred on behalf of clients, reductions in client spending and/or a slowdown in client payments, competitive factors, changes in client communication requirements, managing conflicts of interest, the hiring and retention of personnel, maintaining a highly skilled workforce, our ability to attract new clients and retain existing clients, reliance on information technology systems, changes in government regulations impacting our advertising and marketing strategies, conditions in the credit markets, risks associated with assumptions we make in connection with our critical accounting estimates and legal proceedings, and our international operations, which are subject to the risks of currency fluctuations and foreign exchange controls. In some cases, forward -looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are our present expectations. Actual events or results may differ. We undertake no obligation to update or revise any forward -looking statement, except as required by law.

Non-GAAP Financial Measures

We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. We provide a reconciliation of non-GAAP measures to the comparable GAAP measures on pages 19 and 20.

The non-GAAP measures used in this presentation include the following:

Net Free Cash Flow, defined as Free Cash Flow (defined below) less the Primary Uses of Cash (defined below). Net Free Cash Flow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this presentation is meaningful for understanding our primary sources and primary uses of that cash flow. Free Cash Flow, defined as net income plus depreciation, amortization, share based compensation expense less other non-cash items to reconcile to net cash provided by operating activities. Primary Uses of Cash, defined as dividends to common shareholders, dividends paid to non-controlling interest shareholders, capital expenditures, cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds and excess tax benefit from our stock plans, and excludes changes in working capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes.

EBITDA, defined as operating income before interest, taxes, depreciation and amortization. We believe EBITDA is meaningful because the financial covenants in our credit facilities are based on EBITDA.

EBITA, defined as operating income before interest, taxes and amortization. We use EBITA as an additional operating performance measure, which excludes acquisition -related amortization expense, because we believe that EBITA is a useful measure to evaluate the performance of our businesses.

Net Debt, defined as total debt less cash, cash equivalents and short-term investments. We believe net debt, together with the comparable GAAP measures, reflects one of the metrics used by us to assess our cash management.

After Tax Operating Income, defined as operating income less income taxes calculated using the effective tax rate for the applicable period.

Other Information

All dollar amounts are in millions except for per share amounts and figures shown on page 3. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

July 18, 2013 25